                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form S-1 of our report dated January 19, 2000, relating to the financial statements and financial statement schedule of Juno Online Services, Inc. (formerly Juno Online Services, L.P. and Subsidiary), which appears in such Registration Statement.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York
February 9, 2000